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                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gelu Voicu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Catalyst Semiconductor, Inc. on Form 10-Q for the fiscal quarter ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.

                                           By: /s/ Gelu Voicu
                                               ---------------------------------
                                           Name:  Gelu Voicu
                                           Title: President, Chief Executive
                                                  Officer and Director

I, Thomas E. Gay III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Catalyst Semiconductor, Inc. on Form 10-Q for the fiscal quarter ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.

                                           By: /s/ Thomas E. Gay III
                                               ---------------------------------
                                           Name:  Thomas E. Gay III
                                           Title: Vice President of Finance
                                                  and Administration and
                                                  Chief Financial Officer